UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549
                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) MARCH 8, 2004
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                   CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


         0-8513                                           22-2058515
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(Commission File Number)                    (IRS Employer Identification Number)



62 BROADWAY, POINT PLEASANT BEACH, NEW JERSEY                    08742
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(Address of principal executive office)                        (Zip Code)

                  732-295-0350
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(Registrant's telephone number, including area code)

                                    FORM 8-K

                                  March 8, 2004

                            CHEFS INTERNATIONAL, INC.

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 8, 2004, Chefs International, Inc. issued a press release announcing that a special committee of its Board of Directors had voted to reject an offer to purchase the common stock owned by its minority shareholders at a cash purchase price of $1.75 per share. The text of the press release is attached hereto as Exhibit 99.2

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     (C) EXHIBITS

         99.2  Press Release issued by Chefs International, Inc. on March 8,
               2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                CHEFS INTERNATIONAL, INC.
                                            -----------------------------------
                                                       (Registrant)


Dated:   MARCH 8, 2004                     By: /s/Anthony Papalia
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                                               Anthony Papalia, President